UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       June 6, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

On June 6, 2001, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports May Comparable Sales; Presentation at U.S. Bancorp Piper Jaffray Consumer Conference to be Webcast Live." The press release contained the following information.



                                                           FOR IMMEDIATE RELEASE
Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109

             Applebee's International Reports May Comparable Sales;
         Presentation at U.S. Bancorp Piper Jaffray Consumer Conference
                               to be Webcast Live

Overland Park, Kan., June 6, 2001 -- Applebee's International, Inc. (Nasdaq:APPB) today reported comparable sales for the four-week period ending May 27, 2001. Comparable sales for company restaurants increased 2.3 percent, driven by an increase in the guest check (resulting from a price increase taken in the first quarter and menu mix shifts), while guest traffic was flat during the period. System-wide comparable sales increased 1.8 percent for the May period, and comparable sales for franchise restaurants increased 1.7 percent. Comparable sales for the quarter-to-date period (eight weeks) have increased 2.8 percent for company restaurants, with system-wide and franchise restaurant comparable sales up 2.7 percent and 2.6 percent, respectively.


Item 9.           Regulation FD Disclosure

Applebee's International, Inc. (the "Company") also furnished information regarding its upcoming presentation at the U.S. Bancorp Piper Jaffray Consumer Conference. These comments are included below.


The company will be presenting at the U.S. Bancorp Piper Jaffray Consumer Conference to be held at the Palace Hotel, 455 Madison Avenue, New York, on Thursday afternoon, June 7, 2001, at 3:00 p.m. Eastern Time. The presentation will be webcast live over the Internet at http://www.gotoanalysts.com/consumerconference/webcasts, and the archived webcast will be available for a period of 30 days following the conference.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,314 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    June 6, 2001                    By:   /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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